                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                          May 3, 1999 (April 23, 1999)





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

          Maryland                    1-10360                52-1622022
 (State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
  (Address of principal executive offices, including zip code, of Registrants)

                                 (301) 816-2300
              (Registrants' telephone number, including area code)

Item 5.  Other Events

         Attached as an exhibit to this Current Report of Form 8-K is a press release issued by the Company on April 23, 1999. The press release is hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibits

         99.1     Press Release issued by CRIIMI MAE Inc. on April 23, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                                 CRIIMI MAE Inc.



/s/ May 3, 1999                                  by:   /s/ William B. Dockser
----------------                                       ------------------------
                                                 its:  Chairman of the Board

                                 EXHIBIT INDEX

Exhibit
No.                              Description
------------------------------------------------------------------

*99.1   Press Release issued by CRIIMI MAE Inc. on April 23, 1999.


*Filed herewith.
----------------

EXHIBIT 99.1

Contact:          Susan B. Railey
                  for shareholders & securities brokers
                  (301) 468-3120
                  Andrew P. Blocher,
                  for institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  for news media
                           (202) 546-6451

                        CRIIMI MAE RECEIVES BID PROPOSALS
                              FOR EQUITY INVESTMENT

ROCKVILLE, MD, April 23, 1999 - CRIIMI MAE Inc. (NYSE: CMM) has received several proposals for private equity investments from major financial institutions. Such investments would be part of a plan of reorganization under which the company could emerge from bankruptcy. An invitation will be extended to the most promising bidders to proceed with further due diligence activities leading to the submission of final proposals.

On October 5, 1998, CRIIMI MAE and two affiliates filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Before filing for reorganization, CRIIMI MAE had been actively involved in acquiring, originating, securitizing and servicing multifamily and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its loan origination, loan securitization and CMBS acquisition businesses. The company, however, continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

NOTE: Except for the historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued instability in the capital markets, the trends in the CMBS market, the ability of CRIIMI MAE to obtain additional capital, competitive pressures, the effect of any future losses on CRIIMI MAE's need for liquidity, the effect of the bankruptcy proceeding on CRIIMI MAE's ongoing business activities, the actions of CRIIMI MAE's creditors, the provisions of any plan of reorganization approved by the Bankruptcy Court and the outcome of litigation to which the company is a party, as well as the risks and uncertainties that are set forth from time to time in CRIIMI MAE's SEC reports, including the report on Form 10-K for the year ended December 31, 1998.

More    information    on    CRIIMI    MAE   is    available    on    its    Web
site-www.criimimaeinc.com.